EXHIBIT 10.3.8

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

         THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Agreement") is made as of the 5th day of April 2001, by and between FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Senior Lender"), THE HILLSTREET FUND, L.P., a Delaware limited partnership ("Subordinate Lender") and the entities listed on Schedule A hereto (collectively "Borrower").

                                    RECITALS

         Senior Lender has made certain revolving credit and term loans to Borrower (collectively, the "Loans") which Loans are evidenced and/or secured by
(i) a certain Loan Agreement by and between Lender and Borrower (as amended and in effect from time to time, collectively, the "Loan Agreement") and (ii) certain other documents evidencing, securing, guaranteeing or otherwise executed in connection with the Loans (collectively with the Loan Agreement, the "Senior Loan Documents").

         Subordinate Lender has made a subordinated loan to Borrower (the "Subordinated Loan"). The Subordinated Loan arises under or is evidenced and/or secured by (i) a Subordinated Loan and Security Agreement between Subordinate Lender and Borrower dated of even date herewith (the "Subordinated Loan Agreement") and (ii) certain other documents evidencing, securing, guaranteeing or otherwise executed in connection with the Subordinated Loan (collectively with the Subordinated Loan Agreement, the "Subordinated Loan Documents").

         All terms capitalized herein and not otherwise defined shall have the meaning ascribed to them in the Loan Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and the provisions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. For purposes of this Agreement, the following terms used herein shall have the following meanings:

                  "Collateral" shall mean any and all real and personal property which now constitutes or hereafter will constitute collateral or other security for payment of the Senior Debt and/or the Subordinated Debt.

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                  "Enforcement Notice" means a notice which states that a
default or an event of default under any provision of the Subordinated Debt has occurred and that Subordinate Creditor desires to take enforcement action as a consequence thereof.

                  "Financial Covenant Default" means a default under or breach of a financial covenant under the Loan Agreement which has not been cured or waived within thirty (30) days of such default or breach.

                  "Loan Party" means Borrower and any affiliates thereof who now or hereafter execute and deliver any notes, guaranties or security documents in favor of Senior Creditor with respect to Senior Debt or in favor of Subordinate Lender with respect to Subordinated Debt.

                  "Other Covenant Default" means a default under a breach of one or more of the covenants set forth in Sections 5.1, 5.5, 5.7, 5.8, 5.10, 5.13, 6.1, 6.2, 6.6 or 6.7 of the Loan Agreement, which has not been cured or waived within thirty (30) days of such default or breach.

                  "Payment Default" means any default in the payment on account of any principal of or interest on, or any other amounts owing in respect of any Senior Debt (whether at maturity or at a date fixed for prepayment or by declaration, acceleration or otherwise).

                  "Proceeding" shall mean any (a) insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment, composition or other similar proceeding relating to any Loan Party or any of their respective properties, whether under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to relief of debtors, readjustment of indebtedness, reorganization, composition or extension, (b) proceeding for any liquidation, liquidating distribution, dissolution or other winding up of any Loan Party, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings and provided that, in the event of a dissolution or winding up, it shall not be a Proceeding if such Loan Party had total assets of less than $100,000 immediately prior to such dissolution or winding up, (c) assignment for the benefit of creditors of any Loan Party, or (d) other marshalling of the assets of any Loan Party.

                  "Proceeds" shall have the meaning assigned to it under the UCC, shall also include "products" (as defined in the UCC), and, in any event, shall include, but not be limited to (a) any and all proceeds of any insurance, indemnity, warranty, letter of credit or guaranty or collateral security payable to any grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the owner of the Collateral from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any government body, authority, bureau or agency (or any person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

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                  "Senior Creditor" means, individually and collectively, Senior
Lender and all other present or future holders of all or part of the Senior
Debt, and their respective successors and assigns.

                  "Senior Debt" shall mean and include all indebtedness, obligations and liabilities of any Loan Party outstanding from time to time under the Senior Loan Documents, including, without limitation, all principal and interest (including interest accrued subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law), premiums, fees, expenses, reimbursements and other amounts payable thereunder, in either case whether now or hereafter arising, direct or indirect, primary or secondary, joint, several or joint and several, final or contingent and whether incurred as maker, endorser, guarantor or otherwise provided, however, that (i) in no event shall the total amount of Senior Debt consisting of term debt to which Subordinate Creditor is subordinate under this Agreement exceed, without Subordinate Creditor's written consent, (a) in the case of the Term Loan and the 2001 Term Loan, the then outstanding aggregate balance thereof ($5,500,000 on the date hereof), (b) the then maximum amount of Permitted Purchase Money Indebtedness (as defined in the Subordinated Debt Documents), and (c) the amount of any overadvance permitted by clause (iii) below which is converted to a term loan ("Overadvance Term Loan") and which, when combined with all other then outstanding Overadvance Term Loans and permitted overadvances, does not exceed the maximum amount of overadvances then permitted under clause (iii) below; (ii) so long as Senior Creditor has not increased the advance rate formula or loosened the criteria for determining eligibility of receivables and/or inventory in the Senior Loan Agreement from those in existence on the date hereof, the total amount of Senior Debt consisting of revolving credit loans may be increased in an unlimited amount without Subordinate Creditor's consent; and (iii) in addition to and without limiting the generality of the increases to Senior Debt permitted under clause
(ii) above, the total amount of Senior Debt may be increased up to an amount equal to 110% of the lesser of the then existing Borrowing Base or the Commitment, whether in the form of revolving credit loans, term loans, overadvances or otherwise, without Subordinate Creditor's consent.

                  "Senior Loan Documents" shall have the meaning set forth in the Recitals, and shall include any amendments thereto to the extent permitted in Section 10 hereof.

                  "Standstill Notice" shall have the meaning set forth in
Section 5 hereof.

                  "Stop Payment Notice" shall have the meaning set forth in
Section 3(a) hereof.

                  "Subordinate Creditor" means, individually and collectively, Subordinate Lender and all other present or future holders of all or part of the Subordinated Debt, and their respective successors and assigns.

                  "Subordinated Debt" shall mean and include all indebtedness, obligations and liabilities of any Loan Party under the Subordinate Loan Documents, including, without limitation, all principal and interest (including post-petition interest accrued subsequent to the

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filing of any petition under any bankruptcy, insolvency or similar law), put or call payments and other amounts payable thereunder.

                  "Subordinate Loan Documents" shall have meaning set forth in the Recitals, and shall include any amendments thereto to the extent permitted in Section 10 hereof.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Connecticut.

         Section 2. General. Notwithstanding any provision of the Subordinate Loan Documents, the Subordinated Debt shall be subordinate and junior in right of payment to all Senior Debt, to the extent and in the manner provided for in this Agreement, and Subordinate Creditor, by acceptance thereof, whether upon original issuance, transfer, assignment or exchange, agrees to be bound by the provisions of this Agreement. Subordinate Creditor agrees that the Senior Lender has advanced funds and may from time to time advance additional funds pursuant to the Senior Loan Documents in reliance upon the subordination of the Subordinated Debt to the Senior Debt and that the provisions of this Agreement are for the benefit of the Senior Lender and the Subordinate Creditor, and not for the benefit of Borrower, who shall have no rights under this Agreement.

         Section 3.  Subordination in the Event of Certain Defaults.

                  (a) If a Payment Default or Financial Covenant Default exists, then the rights of Subordinate Creditor to receive any payments or other distributions with respect to the Subordinated Debt shall be suspended from and after the date that Senior Creditor gave Subordinate Creditor a notice to suspend payments under the Subordinated Debt (a "Stop Payment Notice") until the earliest to occur of: (1) such Payment Default or Financial Covenant Default shall have been waived or cured (whether by amendment of the Senior Loan Documents or otherwise), or (2) the Senior Debt has been indefeasibly paid in full in cash and all funding commitments of the Senior Creditor to Borrower under the Senior Credit Agreement shall have expired or been terminated. Senior Creditor shall use its best efforts to provide Subordinate Creditor with a copy of a default notice sent by Senior Creditor to Borrower, but the failure of Senior Creditor to so provide shall not affect the rights, duties and obligations of Senior Creditor or Subordinate Creditor under, or be deemed to be a breach or default under, this Agreement.

                  (b) If any Other Covenant Default occurs or exists, then the rights of the Subordinate Creditor to receive any payments or other distributions with respect to the Subordinated Debt shall be suspended from and after the date that Senior Creditor gave Subordinate Creditor a Stop Payment Notice until the earliest to occur of: (1) such Other Covenant Default shall have been waived or cured (whether by amendment of the Senior Loan Documents or otherwise), (2) ninety (90) days shall have elapsed since the effective date of the Stop Payment Notice, and (3) the Senior Debt has been indefeasibly paid in full in cash, and all funding commitments of the Senior Creditor to Borrower under the Senior Credit Agreement

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shall have expired or been terminated. Senior Creditor shall use its best efforts to provide Subordinate Creditor with a copy of a default notice sent by Senior Creditor to Borrower, but the failure of Senior Creditor to so provide shall not affect the rights, duties and obligations of Senior Creditor or Subordinate Creditor under, or be deemed to be a breach or default under, this Agreement.

                  (c) Except as otherwise provided in this Section 3 and in
Section 8 hereof, Borrower may pay and Subordinate Creditor may take and retain any payment on the Subordinated Debt so long as, within thirty (30) days of Subordinate Creditor's receipt of each such payment, Subordinate Creditor has not received notice of an Event of Default which has occurred and is continuing and has no control or constructive knowledge that an Event of Default would occur at such time as a result of the making of any such payment. Borrower shall be entitled to resume the making of any payments otherwise prohibited under this
Section 3, including any payments previously suspended to the extent, but only to the extent, that the making of such payments does not create or result in an Event of Default under the Senior Credit Agreement, at such time as the default giving rise to such prohibition shall have been cured or waived or the Senior Debt shall have been indefeasibly paid in full in cash and all commitments of the Senior Creditor to Borrower under the Senior Credit Agreement shall have expired or been terminated or the applicable period following the date upon which Subordinate Creditor received the relevant Stop Payment Notice shall have elapsed.

                  (d) In addition to any other notices required hereunder, each Lender shall use its best efforts to give written notice to each other Lender, promptly upon the occurrence of the event which triggers the obligation to give such notice, of (i) the occurrence of any Event of Default or of an event which, with the expiration of the applicable cure period, would constitute an Event of Default, (ii) the cure or waiver of any Event of Default, (iii) any acceleration of the Senior Debt or the Subordinated Debt, (iv) any action or proceeding instituted against the Borrower on account of any Event of Default and (v) the payment in full of the Senior Debt or the Subordinated Debt; provided, that the failure of any party to give such a notice shall not affect the rights or obligations or create the basis of any liability of any party hereunder.

         Section 4. Subordination in the Event of Insolvency, etc.

                  (a) In the event and during the continuance of any Proceeding, all Senior Debt shall first be indefeasibly paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property (except securities which are subordinate and junior in right of payment to the payment of Senior Debt in accordance with this Agreement at least to the extent provided in this Agreement) shall be made, received or accepted for or on account of any Subordinated Debt. In the event of any Proceeding, any payment or distribution of any kind or character, whether in cash, securities or other property which would otherwise (but for this Agreement) be payable or deliverable in respect of any Subordinated Debt shall be paid or delivered by the person making such distribution or payment, whether a trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent, or otherwise, directly to Senior Creditor for application in payment of the Senior Debt to the extent necessary to pay in

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full in cash, all Senior Debt then remaining unpaid, after giving effect to any concurrent payment or distribution to Senior Creditor.

                  (b) In the event and during the continuation of any Proceeding, Subordinate Creditor shall not (i) object to or oppose any cash collateral order approved by the Senior Creditor provided such order is not inconsistent with this Agreement (ii) challenge, oppose, or otherwise seek to alter or modify the priority of liens in the Collateral established by this Agreement or otherwise, or (iii) join with the Borrower or any of its affiliates or with any other group or class of creditors in a "cramdown" plan or in the filing of an involuntary petition in bankruptcy against the Borrower.

                  (c) Subordinate Creditor, at the request of Senior Creditor (or its representatives), shall in any Proceeding in the names of Senior Creditor, file claims, proofs of claims and other instruments of similar character necessary to enforce the obligations of the Borrower in respect of the Subordinate Debt. In the event that Subordinate Creditor shall fail to take such action promptly upon request by Senior Creditor, Senior Creditor may, on behalf of Subordinate Creditor, demand, sue for, collect and receive any and all such monies or other assets and give acquittance therefor, file any claim, proof of claim or other instrument of similar character, and take such other action (in its own name or in the name of Subordinate Creditor) as Senior Creditor may reasonably deem necessary or advisable for enforcement of the obligations of Borrower in respect of the Subordinated Debt; provided, however, that all voting rights with respect thereto shall be retained by Subordinate Creditor unless any such vote would violate the terms and conditions of this Agreement, in which event such vote shall be null and void and Senior Creditor shall, in each such instance, be entitled to vote such claim in a manner consistent with the terms and conditions of this Agreement.

         Section 5. Standstill. Subordinate Creditor agrees to promptly send Senior Creditor a copy of any notice of default under the Subordinated Debt sent to any Loan Party and further agrees that after Subordinate Creditor gives Senior Creditor an Enforcement Notice, Subordinate Creditor shall not exercise any rights or remedies or take any enforcement action available upon the occurrence of a default or an event of default or otherwise under the Subordinate Loan Documents or take any action toward the collection of any Subordinated Debt (collectively a "Standstill") until the earliest of:

                  (a) the date on which the commencement of a legal action or arbitration may be required to toll the running of any applicable statute of limitation;

                  (b) the expiration of one hundred eighty (180) days following the delivery by Senior Creditor to Subordinate Creditor of a notice regarding the above (a "Standstill Notice");

                  (c)      the expiration or waiver of such Standstill Notice;

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                  (d)      the exercise by Senior Creditor of any acceleration
                           or foreclosure available to it upon a default or event of default with respect to the Senior Debt;

                  (e)      the occurrence of a Proceeding; or

                  (f) the Senior Debt shall have been indefeasibly paid in full in cash and all funding commitments of the Senior Creditor to Borrower under the Senior Credit Agreement shall have expired or been irrevocably terminated.

         The failure to make a payment of principal of, interest on, or fees, costs or expenses relative to any of the Subordinated Debt by reason of any provision of this Agreement shall not be construed as preventing the occurrence of a default or event of default with respect to such Subordinated Debt. If at the time that Subordinate Creditor initiates any enforcement action, Senior Creditor has also initiated action against Borrower, or Senior Creditor thereafter initiates such action to foreclose and realize upon the Collateral, the Subordinate Creditor agrees to permit Senior Creditor to control the process of liquidating the Collateral in accordance with the terms and conditions contained in the Senior Loan Documents and as more specifically provided in
Section 9 hereof, provided that Senior Creditor shall use reasonable efforts to provide Subordinate Creditor with notice of its intent to so liquidate and an opportunity to discuss such proposed liquidation, but the failure for any reason whatsoever of Senior Creditor to so provide shall not affect the rights, duties and obligations of Senior Creditor or Subordinate Creditor under, or be deemed to be a breach or default under this Agreement, nor shall such failure give Subordinate Creditor the right to challenge such liquidation, or the distribution of proceeds thereof, for any reason whatsoever. Any payments received by the Subordinate Creditor as a result of the actions permitted by this Section shall be subject to the remaining terms and conditions of this Agreement.

         Section 6. Payments Notwithstanding. No payment or distribution of any character, whether in cash, securities or other property (except securities that are subordinate and junior in right of payment to the payment of Senior Debt in accordance with this Agreement at least to the extent provided in this Agreement), to which Subordinate Creditor would have been entitled except for the provisions of this Agreement and that shall have been made to or for the account of Senior Creditor shall, as between each Loan Party and its creditors (other than Senior Creditor), be deemed to be a payment or distribution by such Loan Party to or for the account of Senior Creditor, and from and after the indefeasible payment in full in cash of all Senior Debt, Subordinate Creditor shall be subrogated to all rights of Senior Creditor to receive any further payments or distribution applicable to the Senior Debt until the Subordinated Debt shall be paid in full, and no such payment of distribution made pursuant to such rights of subrogation to Subordinate Creditor that otherwise would be payable or distributable to or for the account of Senior Creditor shall, as between each Loan Party and its creditors (other than Subordinate Creditor), be deemed to be a payment or distribution by such Loan Party to Subordinate Creditor or on account of the Subordinated Debt.

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         Section 7. No Prejudice or Impairment. The provisions of this Agreement are solely for the purposes of defining the relative rights of Senior Creditor, on the one hand and Subordinate Creditor, on the other hand. Nothing herein shall impair or prevent Senior Creditor from exercising all rights and remedies otherwise permitted by applicable law upon default under the Senior Loan Documents subject, however, to the provisions of this Agreement. Senior Creditor shall not be prejudiced in the right to enforce subordination of the Subordinated Debt by any act or failure to act by any Loan Party or any one in custody of its assets or property. Nothing herein shall impair, as between each Loan Party and Subordinate Creditor, the obligation of such Loan Party, which is unconditional and absolute, to pay to Subordinate Creditor the Subordinated Debt as and when the same shall become due in accordance with their terms, nor shall anything herein prevent Subordinate Creditor from exercising all rights and remedies otherwise permitted by applicable law upon default under the Subordinate Loan Documents, subject, however, to the provisions of this Agreement and the rights of Senior Creditor to the extent provided herein.

         Section 8. Turnover of Payments. If any payment, distribution or security, or the proceeds of any thereof, shall be collected or received by Subordinate Creditor in contravention of any of the terms of this Agreement and prior to the indefeasible payment in full in cash of the Senior Debt, then the holder thereof will forthwith deliver such payment, distribution, security or proceeds to Senior Creditor in the same form of payment received, for application, in the case of cash, upon the amount of the Senior Debt and, in the case of non-cash assets as additional collateral for the Senior Debt, and, until so delivered, the same shall be held in trust by such holder as the property of Senior Creditor. Subordinate Creditor shall not commingle any such amounts or assets with any of the Subordinate Creditor's property.

         Section 9. Priorities Regarding Collateral. Any and every lien and security interest in the Collateral in favor of or held for the benefit of Senior Creditor has and shall have priority over any lien or security interest that Subordinate Creditor now has or may hereafter acquire in the Collateral notwithstanding any statement or provision contained in the Subordinate Loan Documents or otherwise to the contrary and irrespective of the time or order of filing or recording of financing statements, deeds of trust, mortgages or other notices of security interests, liens or assignments granted pursuant thereto, and irrespective of anything contained in any filing or agreement to which any part hereto or its respective successors and assigns may now or hereafter be a party, and irrespective of the ordinary rules for determining priorities under the UCC or under any other law governing the relative priorities of secured creditors. In furtherance of this Agreement, Subordinate Creditor hereby agrees to execute, acknowledge and deliver to Senior Creditor such additional documents or instruments as may be requested by Senior Creditor to confirm, evidence, or evidence of record, the terms and conditions of this Agreement. At any time during which all or any part of the Senior Debt remains outstanding, and whether or not the same is then due and payable, the Proceeds of any sale, disposition or other realization by Senior Creditor or other party hereto (or any agent therefor) upon all or any part of the Collateral shall be applied in the following order of priorities irrespective of the application of any rule of law or the defect or impairment of any Senior Loan Document, Subordinate Loan Document or security interest, lien or assignment thereunder:

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                  first,   to the payment of interest and all costs and expenses
                           of Senior Creditor (including, without limitation, the reasonable fees and expenses of legal counsel and other agents) incurred in connection with the collection of such Proceeds or the protection of the rights and interests of Senior Creditor therein;

                  second, to the payment in full in cash of all Senior Debt in such order as Senior Creditor shall determine in its sole discretion;

                  third, to the payment of all interest and costs and expenses of Subordinate Creditor (including, without limitation, the reasonable fees and expenses of legal counsel and other agents) incurred in connection with the collection of such Proceeds or the protection of the rights and interests of Subordinate Creditor therein;

                  fourth, to the payment in full of all Subordinated Debt in such order as Subordinate Creditor shall determine in its sole discretion; and

                  finally, to the payment of any surplus then remaining to the owner of the Collateral or its successors or assigns or as a court of competent jurisdiction may direct.

         In the event any party to this Agreement receives Proceeds of the Collateral to which it is not entitled under this Section 9, or in the case of the Senior Creditor, in excess of the amount required to satisfy all of the obligations of Borrower to Senior Creditor in full, such party shall be deemed to hold all of such Proceeds in trust for the benefit of the party entitled thereto under this Section 9 for application as set forth above. Subordinate Creditor shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which proceedings are pending, or a certificate of the liquidating trustee or other person making any distribution to Subordinate Creditor, for the purpose of ascertaining the persons entitled to participate in such distribution, the Senior Creditor and the holders of other debt of Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Agreement.

         Subordinate Creditor hereby consents to the collection, sale or other disposition of the Collateral by the Senior Creditor free of any security interest, lien, claim, attachment or right of the Subordinate Creditor or, if Senior Creditor requests, by Borrower or its successor, including a trustee in bankruptcy, provided that the proceeds shall first be used to repay the Senior Debt in full in cash, and then to repay the Subordinated Debt and provided further, that the respective security interests of the Senior Creditor and Subordinate Creditor shall continue in the proceeds of any such sale or in any replacement collateral, which proceeds shall be distributed in accordance with the provisions of this Agreement. Subordinate Creditor agrees to take such action as Senior Creditor may request to facilitate such collection, sale or disposition, including,

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without limitation, the release of its lien or security interest and the termination of financing statements, attachments and the like with respect to the Collateral. Subordinate Creditor may condition the execution and delivery, or the effectiveness, of any proposed release of a lien or security interest with respect to the Collateral upon the actual disposition of the Collateral, collateral agency arrangements (whether pursuant to this Section 9 or otherwise) to ensure the continuity of any lien or security interest of Subordinate Creditor in the Proceeds from the disposition of the Collateral, and/or other conditions reasonably requested to prevent a loss of such lien or security interest. Subordinate Creditor hereby consents to any and all dispositions of the Collateral now or hereafter made by Senior Creditor upon Borrower's default or demand by the Senior Creditor as to any Senior Debt (including without limitation the compromise of any accounts or claims of Borrower). Notwithstanding anything to the contrary contained in this Agreement or in the Senior Loan Documents or the Subordinate Loan Documents, Senior Creditor and Subordinate Creditor agree that in the event Borrower requests permission to sell, transfer or dispose of any Collateral and Senior Creditor approves such a request, the Subordinate Creditor will consent to the sale of such Collateral, release any lien or security interest held by it therein, and terminate any financing statements, attachments and the like provided that the proceeds of such Collateral are used to pay Senior Debt and that, following the full, final and indefeasible payment in cash of the Senior Debt, any excess proceeds are used to pay Subordinated Debt. Senior Creditor shall use reasonable efforts to provide Subordinate Creditor with notice of its intent to take any actions described in this paragraph and an opportunity to discuss such proposed actions, but the failure for any reason whatsoever of Senior Creditor to so provide shall not affect the rights, duties and obligations of Senior Creditor or Subordinate Creditor under, or be deemed to be a breach or default under this Agreement, nor shall such failure give Subordinate Creditor the right to challenge such action, or the distribution of proceeds thereof, for any reason whatsoever.

         Section 10. Benefit of Agreement; Amendments of Certain Documents; etc. This Agreement shall constitute a continuing offer to all persons who, in reliance upon such provisions, become a Senior Creditor, and such provisions are made for the benefit of each Senior Creditor and each of them may enforce such provisions. The provisions of the Senior Loan Documents may be amended or modified in any respect without the consent of the Subordinate Creditor, unless such amendment or modification materially and adversely affects the Subordinate Creditor, in which event the Subordinate Creditor's consent shall be required but shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the consent of the Subordinate Creditor shall not be required (i) if an Event of Default under the Senior Loan Documents shall have occurred and be continuing, (ii) with respect to any amendment or modification which increases
(a) the maximum principal amount of the Loans up to the amount set forth in the definition of "Senior Debt" or (b) the interest rate on the Loans to a rate not more than (1) the Default Rate if an Event of Default shall have occurred and be continuing and (2) at all other times, two hundred basis points over the interest rate in effect on the date hereof or (iii) with respect to the waiver or amendment of any affirmative, negative or financial covenant under the Senior Loan Documents. Any amendment to a financial covenant under the Senior Loan Documents shall automatically and without the need for further action by any party amend the Subordinated Debt Documents so that the financial covenants in the Senior Loan Documents and

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in the Subordinated Debt Documents shall be and remain identical. The provisions of the Subordinate Loan Documents may be amended or modified in any respect without the consent of the Senior Creditor, unless such amendment or modification materially and adversely affects Senior Creditor or violates the terms of the Senior Credit Agreement, in which event the Senior Creditor's consent shall be required but shall not be unreasonably withheld or delayed. Without limiting the generality of the foregoing, any proposed amendment or modification to the Subordinated Loan Documents which (i) increases the principal amount, interest rate, fees, premiums, or penalties thereunder, (ii) shortens the maturity or otherwise accelerates the amortization thereof or (iii) adds events of default shall require the consent of the Senior Creditor, provided that (x) Subordinate Creditor may increase the interest rate on the Subordinated Debt to the "default rate" under the Subordinated Loan Documents if an Event of Default shall have occurred and be continuing under the Subordinated Loan Documents and (y) the principal amount of the Subordinate Debt may be increased without the consent of Senior Creditor if and only if the Lender(s) of such increased Subordinate Debt shall have agreed in writing to be bound by this Agreement or another intercreditor and subordination agreement satisfactory in form and substance to Senior Creditor. Neither Senior Creditor nor Subordinate Creditor shall have any obligation to preserve rights in the Collateral against any prior parties or to marshal any of the Collateral for the benefit of any person. No failure to exercise, and no delay in exercising on the part of any party hereto, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and shall not be exclusive of any rights or remedies provided by law. The Subordinate Loan Documents or any part thereof shall be marked with a legend stating that such documents and the Subordinated Debt are subject to the terms and provisions of this Agreement.

         Section 11. Defense to Enforcement. If Subordinate Creditor, in violation of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against Borrower, then Senior Creditor may intervene and interpose the making of this Agreement as a defense or plea in its name or in the name of Borrower. If Subordinate Creditor, in violation of this Agreement, shall attempt to collect any of the Subordinated Debt or to enforce the Subordinate Loan Documents, then Senior Creditor may, by virtue of this Agreement, restrain the enforcement thereof in the name of Lender or in the name of Borrower. If Subordinate Creditor, in violation of this Agreement, obtains any cash or other assets of Borrower as a result of any administrative, legal or equitable actions, or otherwise, Subordinate Creditor agrees forthwith to pay, deliver and assign to Senior Creditor any such cash or other assets for application, in the case of cash, upon the amount of the Senior Debt and, in the case of non-cash assets, as additional collateral for the Senior Debt.

         Section 12. Termination; Final Payment. This Agreement shall continue in full force and effect, and the obligations and agreements of Subordinate Creditor and Borrower hereunder shall continue to be fully operative, until all of the Senior Debt shall have been indefeasibly paid in full in cash, and all commitments of the Senior Creditor to Borrower under the Senior Credit Agreement shall have expired or been terminated. To the extent that Borrower makes any payment on the Senior Debt or the Subordinated Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Debt or, as applicable, the Subordinated Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from Senior Creditor, an Event of Default (under and as defined in the Senior Loan Documents) shall be deemed to have existed and to be continuing from the date of Senior Creditor's initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to Senior Creditor. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt. To the extent that Subordinate Creditor has received any payments with respect to any of the Subordinated Debt subsequent to the date of Senior Creditor's initial receipt of such Voided Payment, Subordinate Creditor shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of Senior Creditor and Subordinate Creditor hereby agrees to pay to Senior Creditor, upon demand, the full amount so received by Subordinate Creditor during such period of time to the extent necessary to fully restore to Senior Creditor the amount of such Voided Payment; provided, however, that Subordinate Creditor's obligations under this sentence shall become null and void after three hundred and sixty-five (365) days following the receipt of such amount (which 365-day period shall be tolled in the event of a court decree, order or injunction which operates to suspend or stay the running of such period) if, at the time of such receipt by Subordinate Creditor and during such period there is no pending action in any Proceeding seeking repayment from the Senior Creditor of an amount which could constitute a Voided Payment.

         Section 13. Insurance Proceeds. Proceeds of the Collateral include insurance proceeds, and therefore, notwithstanding the terms set forth in the Subordinate Loan Documents, the priorities set forth herein shall govern the ultimate disposition of casualty insurance proceeds. Senior Creditor, as the holder of a senior security interest on the Collateral insured shall have the sole and exclusive right, as against Subordinate Creditor to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. All proceeds of such insurance shall inure to Senior Creditor, to the extent of the Senior Creditor claim, and Subordinate Creditor shall fully cooperate in effecting the payment of insurance proceeds to Senior Creditor. In the event Senior Creditor, in its sole discretion or pursuant to agreement with the Borrower, permits the Borrower to utilize the proceeds of insurance to replace Collateral, the consent of Senior Creditor thereto shall be deemed to include the consent of Subordinate Creditor, provided the Senior Creditor shall use its best efforts to provide Subordinate Creditor with notice of its intent to so permit and an opportunity to discuss the same, but the failure of Senior Creditor to so provide shall not affect the rights, duties and obligations of Senior Creditor or Subordinate Creditor under, or be deemed to be a breach or default under this Agreement. Notwithstanding the foregoing, in the event of the death of Lewis Gould or Marc Applebaum,

Subordinate Creditor shall be entitled to collect, receive and retain the proceeds of key man life insurance policies on Lewis Gould or Marc Applebaum and apply such proceeds to the Subordinated Debt.

         Section 14. Grant of Security Interest. The Borrower shall not grant to Subordinate Creditor any lien, mortgage, assignment or other security interest, or enter into any transaction having the effect of securing the repayment of the Subordinated Debt with any property owned or used by the Borrower unless Senior Lender then holds or is simultaneously granted a prior lien, mortgage, assignment or other prior security interest in the property; provided, however, that this provision shall not apply to the life insurance referred to in Section 13 which is being collaterally assigned to the Subordinate Lender.

         Section 15. Pledged Stock. Borrower acknowledges and agrees that Senior Lender and Subordinate Lender are each receiving pledges of the capital stock of all of the direct and indirect subsidiaries of Q.E.P. Co., Inc. All of such capital stock being pledged shall be delivered by Borrower to and held by Senior Lender. In addition to maintaining possession thereof in order to perfect the pledge in favor of Senior Lender, Senior Lender shall also hold such Pledged Stock as collateral agent for Subordinate Lender for the sole purpose of perfecting the pledge of such capital stock in favor of Subordinated Lender. Senior Lender shall not have any fiduciary duty to or in favor of Subordinated Lender in connection therewith and, notwithstanding its designation for purposes of this paragraph as "collateral agent", shall have no agency responsibilities of any kind whatsoever to Subordinate Lender except to hold such collateral and deliver it to Subordinate Lender pursuant to the following sentence. In the event that the Senior Debt is indefeasibly paid in full in cash and all commitments of Senior Lender under the Senior Loan Agreements have terminated and Subordinate Lender still holds obligations of Borrower, the Senior Lender shall, unless a replacement Senior Lender shall have been granted a first priority pledge of such capital stock and taken possession thereof, deliver such Pledged Stock to Subordinate Lender and all obligations of Senior Lender with respect to such pledged capital stock shall thereupon immediately cease.

         Section 16. Right to Cure. At such time that Senior Creditor shall have received notice that an Event of Default has occurred and is continuing under the Senior Loan Documents, the Subordinate Creditor shall thereupon have the right, exercisable not more than twice during the term of this Agreement, to cure any such default either during the grace period provided in the Senior Loan Documents or at any time prior to the time that the Senior Creditor commences to exercise any remedies, including, without limitation, acceleration of the Senior Debt, provided to Senior Lender in the Senior Loan Documents.

         Section 17. Representations and Warranties. Each of the parties hereto hereby represents and warrants that (a) it has full power, authority and legal right to make and perform this Agreement, and (b) this Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         Section 18. Amendment. Neither this Agreement nor any of the terms hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by Senior Creditor and Subordinate Creditor.

         Section 19. Successors and Assigns. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and neither the Senior Debt nor the Subordinated Debt shall be sold, assigned or transferred unless the assignee or transferee thereof expressly takes such debt subject to and agrees to be bound by the terms and conditions of this Agreement. Subordinate Creditor and Senior Creditor further agree between themselves and solely for their own collective benefit, that if Borrower is in the process of refinancing a portion of the Senior Debt or Subordinated Debt with a new lender (such refinancing to be in accordance with the provisions of the Senior Credit Agreement and the Subordinate Loan Documents), and if the party who wishes to be refinanced makes a request of the other parties hereto, Subordinate Creditor or Senior Creditor, as the case may be, shall agree to enter into a new, substitute agreement with the new lender; provided, however, that any such new, substitute agreement shall be in a form, and contain such terms and conditions substantially the same as this Agreement.

         Section 20. Governing Law. This Agreement will be construed in accordance with and governed by the law of the State of Connecticut without regard to principles of conflicts of law.

         Section 21. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing (including by telegraph, telecopier or telex) and shall be deemed to have been duly given and received, for purposes hereof, when (i) delivered by hand or three (3) days after being deposited in the mail, postage prepaid, (ii) delivered by recognized overnight courier or two (2) days after being deposited therewith, (iii) delivered by facsimile on the actual date of receipt and (iv) delivered by telegraphic notice, when delivered to the telegraph company, or in the case of telex notice, when sent, answer back received, or in the case of telecopy notice, when sent to the number set forth below, addressed as follows:

      (i)      If to Senior        Fleet Capital Corporation
               Lender:             200 Glastonbury Boulevard
                                   Glastonbury, CT  06033
                                   Attn: Robert Mahoney, Senior Vice President
                                   Telecopy No.: (860) 368-6029
                                   e-mail: robert_mahoney@fleetcapital.com
               with a copy to:     Pepe & Hazard LLP
                                   Goodwin Square
                                   Hartford, CT  06103-4302
                                   Attn: James C. Schulwolf, Esq.
                                   Telecopy No.: (860) 522-2796
                                   e-mail: jschulwolf@pepehazard.com

      (ii)     If to Borrower:     The entities listed on Schedule A hereto
                                   c/o Q.E.P. Co., Inc.
                                   1081 Holland Drive
                                   Boca Raton, FL  33487
                                   Attn: Marc Applebaum, Chief Financial Officer
                                   Telecopy No.:
                                   e-mail: marc_applebaum@qep.com

               with a copy to:     Holland & Knight
                                   701 Brickell Avenue, Suite 3000
                                   Miami, FL 33131
                                   Attn: Steven Sonberg, Esq.
                                   Telecopy No.: (305) 329-2351
                                   e-mail: ssonberg@hklaw.com

      (iii)    If to               The HillStreet Fund, L.P.
               Subordinate         c/o HillStreet Capital, Inc.
               Lender:             300 Main Street
                                   Cincinnati, OH 45202
                                   Attn: Christian L. Meininger, President
                                   Telecopy No.: (513) 412-3680
                                   e-mail: cmeininger@hscapital.com

               with a copy to:     Keating, Muething & Klekamp, P.L.L.
                                   1400 Provident Tower
                                   One East Fourth Street
                                   Cincinnati, OH  45202
                                   Attn: Timothy B. Matthews, Esq.
                                   Telecopy No.: (513) 579-6457
                                   e-mail: tmatthews@kmklaw.com
or at such address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) business days after the same shall have been deposited in the United States mail, certified, return receipt requested. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         Section 22. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 23. FINAL AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 24. PROCEEDINGS. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST SENIOR CREDITOR OR SUBORDINATE CREDITOR WITH RESPECT TO THIS OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF CONNECTICUT, UNITED STATES OF AMERICA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT SUBORDINATE CREDITOR, SENIOR CREDITOR AND BORROWER ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL, NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE SENIOR CREDITOR TO BRING PROCEEDINGS AGAINST THE SUBORDINATED CREDITOR IN ANY COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SUBORDINATE CREDITOR AGAINST THE SENIOR CREDITOR INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE STATE OF CONNECTICUT. THE SUBORDINATE CREDITOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

         Section 25. WAIVER OF JURY TRIAL. SENIOR CREDITOR AND SUBORDINATE CREDITOR EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND SENIOR CREDITOR AND SUBORDINATE CREDITOR, EACH HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT BY EACH PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written. Each Loan Party, although not a direct party hereto, has signed below to indicate its understanding of the foregoing and its acceptance and agreement with all of the terms and provisions hereof.


                                   SENIOR LENDER:

                                   FLEET CAPITAL CORPORATION

                                   By:
                                      ---------------------------------------
                                       Name: Robert Mahoney
                                       Title: Senior Vice President


                                   SUBORDINATE LENDER:

                                   THE HILLSTREET FUND, L.P.

                                   By: HillStreet Capital, Inc.
                                      ---------------------------------------
                                       Its Investment Manager

                                   By:
                                      ---------------------------------------
                                       Name: Christian L. Meininger
                                       Title: President


                                   BORROWER:

                                   Q.E.P. CO., INC.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Chief Financial Officer
                                       Duly Authorized

                                   Q.E.P.-O'TOOL, INC.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Chief Financial Officer
                                       Duly Authorized


                                   MARION TOOL CORPORATION

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Chief Financial Officer
                                       Duly Authorized


                                   WESTPOINT FOUNDRY, INC.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Chief Financial Officer
                                       Duly Authorized


                                   ROBERTS CONSOLIDATED INDUSTRIES, INC.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Chief Financial Officer
                                       Duly Authorized


                                   ROBERTS HOLDING INTERNATIONAL INC.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Chief Financial Officer
                                       Duly Authorized

                                   ROBERTS COMPANY CANADA LIMITED

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Treasurer
                                       Duly Authorized


                                   ROBERTS U. K. LIMITED

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Director
                                       Duly Authorized


                                   ROBERTS GERMANY GmbH

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its: Director
                                       Duly Authorized


                                   ROBERTS S.A.R.L.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its: Director
                                       Duly Authorized


                                   ROBERTS JAPAN KK

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its: Director
                                       Duly Authorized

                                   ROBERTS HOLLAND B.V.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Director
                                       Duly Authorized


                                   Q.E.P. HOLDING B.V.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Director
                                       Duly Authorized


                                   Q.E.P. STONE HOLDINGS, INC.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Chief Financial Officer
                                       Duly Authorized


                                   Q.E.P. AUST. PTY. LIMITED

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Director
                                       Duly Authorized


                                   Q.E.P. CO. AUST. PTY. LIMITED

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its: Director
                                       Duly Authorized

                                   Q.E.P. CO. NEW ZEALAND, LIMITED

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its: Director
                                       Duly Authorized


                                   Q.E.P. CHILE LIMITADA

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Director
                                       Duly Authorized


                                   Q.E.P. ZOCALIS HOLDING, L.L.C.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Director
                                       Duly Authorized


                                   Q.E.P. ZOCALIS S.R.L.

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Director
                                       Duly Authorized


                                   BOIARDI PRODUCTS CORPORATION

                                   By
                                      ---------------------------------------
                                       Marc Applebaum
                                       Its Director
                                       Duly Authorized

                                   Schedule A

Q.E.P. Co., Inc.
Q.E.P.-O'Tool, Inc.
Marion Tool Corporation
Westpoint Foundry, Inc.
Roberts Consolidated Industries, Inc.
Roberts Holding International, Inc.
Roberts Company Canada Limited
Roberts U. K. Limited
Roberts Germany GmbH
Roberts S.A.R.L.
Roberts Japan KK
Q.E.P. Holding B.V.
Roberts Holland B.V.
Q.E.P. Stone Holdings, Inc.
Q.E.P. Aust. Pty, Limited
Q.E.P. Co. Aust. Pty, Limited
Q.E.P. Chile Limitada
Q.E.P. Co. New Zealand Limited
Q.E.P. Zocalis Holding L.L.C.
Q.E.P. Zocalis S.R.L.
Boiardi Products Corporation